Exhibit 13.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of TELEFÓNICA HOLDING DE ARGENTINA S.A. (the “Company”) on Form 20-F for the fiscal year ended December 31, 2005, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, José María Alvarez-Pallete López, President, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the U.S. Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(i) the Report fully complies with the requirements of section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ José María Alvarez-Pallete López
Name:	José María Alvarez-Pallete López
Title:	Chairman

Date: May 12, 2006